                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                            reported): August 8, 2005

                             James River Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                         000-51480                 05-0539572
(State or Other                     (Commission               (I.R.S. Employer
Jurisdiction of                     File Number)             Identification No.)
 Incorporation)

      1414 Raleigh Road, Suite 415
       Chapel Hill, North Carolina                                  27517
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (919) 883-4171

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 8, 2005, James River Group, Inc. (the "Company") entered into an
Underwriting Agreement (the "Underwriting Agreement") with Keefe, Bruyette &
Woods, Inc., as representative (the "Representative") of the several underwriters named therein (the "Underwriters"), in connection with the
Company's initial public offering.

The Underwriting Agreement provides for, among other things, the sale by the
Company of an aggregate of 5,110,600 shares of the Company's common stock, including up to 666,600 shares subject to the Underwriters' 30-day over-allotment option. The Company made certain representations and warranties and agreed that it would not offer, sell or register under the Securities Act of
1933 shares of its common stock or securities convertible into or exchangeable or exercisable for such shares (except for common stock issuable upon the exercise of options), without the prior written consent of the Representative for a period of 180 days after August 8, 2005, the date of the final prospectus related to the offering, with certain exceptions specified in the Underwriting
Agreement. Similarly, the Company's executive officers and directors agreed that they will not, other than as contemplated by the related prospectus, offer, sell, contract to sell, pledge or otherwise dispose of shares of the Company's common stock or securities convertible into or exchangeable or exercisable for any such shares, or enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Company's common stock, without, in each case, the prior written consent of the Representative for a period of 180 days after August 9, 2005, subject to various exceptions specified in the Underwriting Agreement and relevant lock-up agreements. The
Company also agreed to indemnify the Underwriters against certain liabilities under the Securities Act.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated by reference herein. The description of the Underwriting Agreement contained herein is qualified in its entirety by the full text of such exhibit.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

On August 9, 2005, the Company filed with the Secretary of State of the State of
Delaware the Third Amendment to the Second Amended and Restated Certificate of
Incorporation of the Company (the "Amendment"). The Amendment is immediately effective. The Amendment increased the Company's authorized capital stock to
105,000,000 shares, (i) 100,000,000 of which is common stock, $.01 par value per share (the "Common Stock"), and (ii) 5,000,000 of which is preferred stock, $.01 par value per share. In addition, the Amendment effected a 10-for-1 split of the
Company's outstanding Common Stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.   Description of Exhibit
-----------   ----------------------

1.1           Underwriting Agreement dated August 8, 2005 between the Company and Keefe, Bruyette & Woods, Inc., as representative of the several underwriters named therein.

3.1           Third Amendment to the Second Amended and Restated Certificate of
              Incorporation of the Company.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   James River Group, Inc.
                                   (Registrant)

Date: August 12, 2005              By: /s/ Michael T. Oakes
                                       -----------------------------------------
                                       Name: Michael T. Oakes
                                       Title: Executive Vice-President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Description of Exhibit
-----------   ----------------------
1.1           Underwriting Agreement dated August 8, 2005 between the Company and Keefe, Bruyette & Woods, Inc., as representative of the several underwriters named therein.

3.1           Third Amendment to the Second Amended and Restated Certificate of
              Incorporation of the Company.